UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 21, 2015

FORCEFIELD ENERGY INC.
(Exact name of registrant as specified in its charter)

Nevada	001-36133	20-8584329
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Park Avenue, Suite 212 New York, New York	10167
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (212) 672-1786

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Since the Registrant’s filing with the Securities and Exchange Commission on April 20, 2015 of a Current Report on Form 8-K dated April 20, 2015, the Registrant has learned that Richard St-Julien, the Registrant’s former Executive Chairman’s arrest resulted from federal allegations of violations of Federal Statutes: 18 U.S.C. § 1348 (Securities and commodities fraud) and 18 U.S.C. § 1349 (Attempt, conspiracy to commit securities fraud).

At approximately 10:21 A.M. (EST) on April 20, 2015, the NASDAQ Capital Market (“NASDAQ”) halted trading in Registrant’s common stock.  The Registrant is responding to and cooperating with inquiries from NASDAQ.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FORCEFIELD ENERGY INC.

April 21, 2015	By:	/s/ David Natan
David Natan
Chief Executive Officer